UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2010

Walter Investment Management Corp.
 (Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7605

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 1, 2010, Walter Investment Management Corp. (the “Company”) invested approximately $14.5 million to purchase a portion of the Company’s mortgage-backed debt from its 2006-1 securitization through a brokerage transaction.  Management currently intends the purchase to be a temporary investment of excess cash.  The purchase, which will be accounted for as a retirement of debt, is expected to have a positive one-time non-cash impact to the Company’s fourth quarter results of approximately $2.2 million.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Cautionary Note Regarding Forward Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws.  Forward-looking statements are identified by use of the terms “intend” and “expect.” Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.   The risks and uncertainties include, but are not limited to, the accuracy of current projections of the Company’s third quarter results, future economic and business conditions, the availability for purchase of pools of mortgages with characteristics and at prices that are acceptable to the Company, the availability of suitable alternative investments, and other risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 2, 2010.  These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant.  Forward-looking statements represent the judgment of management of the Registrant regarding future events.  Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct.  The Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise, unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: November 2, 2010	By:	/s/ Stuart Boyd

Stuart Boyd, Vice President,
General Counsel and Secretary